Taxation	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Taxation

11.	Taxation

The Group recorded a loss before income tax of €31 million during the year ended December 31, 2023 (2022: €27.3 million loss), which was reduced by €6.9 million (2022: €7.6 million) related to non-cash fair value gains on its derivative financial instruments (Warrants). For the year ended December 31, 2021, the Group earned no revenues and generated tax losses. The group earned no revenue during 2022 and 2021.

During 2023, 2022 and 2021, the Group’s Portuguese operations were subject to a statutory tax rate of 21%. In Ireland, the headline corporate income tax rate for trading companies is 12.5%, with a rate of 25% applicable to other non-trading sources.

A reconciliation between taxes on income / losses reflected on the Consolidated statement of profit or loss and other comprehensive income and the expected income tax benefit, based on the Company’s statutory tax rate, for the years ended December 31, 2023, 2022 and 2021 is as follows:

	2023	2022	2021
	€’000	€’000	€’000
Profit/ (loss) before tax	(30,857)	(27,313)	23,564
Tax using Company’s domestic tax rate at 12.5%	3,857	3,414	(2,945)
Tax effect of:
Non-deductible expenses / non-taxable income	(967)	(842)	3,848
Current-year losses for which no deferred tax asset is recognized	(4,647)	(3,973)	(1,312)
Impacts of different foreign tax rates	1,916	1,435	409
Total tax charge	159	34	-

As of December 31, 2023, the Group had unrecognised deferred tax assets of €11 million (2022: €6.2 million) mostly relating to tax losses incurred. No deferred tax assets have been recognized due to the uncertainty of the Group’s ability to generate taxable profits in the foreseeable future. The current assessment regarding the usability of deferred tax assets may change, depending on the Group’s taxable income in future years.